UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JUNE 19, 2009

LAUREATE RESOURCES & STEEL INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52781	98-0471111
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 21st Floor New York, NY 10005
(Address of principal executive offices)

(866) 525-8833
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mathias Kaiser as Chief Financial Officer

Effective as of June 19, 2009, Mr. Mathias Kaiser has resigned as the Chief Financial Officer of Laureate Resources & Steel Industries Inc. (the “Company”).

The Company has not yet appointed a successor Chief Financial Officer.  The functions of the Company’s Chief Financial Officer shall be performed on an interim basis by Mr. Gareth McMurray, the Company’s Chief Operating Officer and Interim Chief Executive Officer.  Mr. McMurray will not receive additional compensation in connection with such supplemental services.

Resignation of Augustine Fou as Director

Effective as of August 4, 2009, Dr. Augustine Fou has resigned as a member of the Board of Directors of the Company.  Dr. Fou has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAUREATE RESOURCES & STEEL INDUSTRIES INC.

By:	/s/ Barbara Salz
Name: Barbara Salz
Title: Corporate Secretary

Date:  August 10, 2009